Exhibit 10.15
SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF AMENDED AND RESTATED EMPLOYMENT AGREEMENT AS SET FORTH IN EXHIBIT 10.14
Each of the following Named Executive Officers has entered into a Form of Employment Agreement as set forth in Exhibit 10.14 as of the date indicated below:

NAME	DATE
Stanley B. Duzy	November 3, 2006
William Y. Hsu	November 3, 2006
Ronald C. Keating	November 3, 2006
Frank P. Simpkins	November 3, 2006
Markos I. Tambakeras and Catherine R. Smith, each of whom is listed as a Named Executive Officer in the Corporation’s 2007 Proxy Statement, both terminated employment with the Corporation in 2007.